UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

November 4, 2015

 ____________________________

Research Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-53501 (Commission File Number)	11-3797644 (IRS Employer Identification No.)

5435 Balboa Boulevard, Suite 202

Encino, CA 91316

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2015, the Registrant entered into an Amendment to Loan and Security Agreement, effective October 31, 2015, with Silicon Valley Bank, N.A. (“SVB”), to amend the Loan and Security Agreement dated July 23, 2010 (as amended, the “Loan Agreement”) to:

•	Decrease the interest rate for the line of credit under the Loan Agreement to 2.25% above the prime rate at all times when the Registrant maintains an account balance with SVB (less all indebtedness owed to SVB) of at least $800,000 at all times during the prior calendar month;

•	Limit SVB’s audit rights to once per 12-month period, unless an event of default has occurred and is continuing;

•	Increase the tangible net worth the Registrant is required to maintain to $600,000, plus 50% of net income for each fiscal quarter ended from and after December 31, 2015, plus 50% of the dollar value of equity issuances after October 1, 2015 and the principal amount of subordinated debt;

•	Modify the termination provisions to provide that the Registrant shall pay to SVB a termination fee of $80,000 if such termination occurs on or before October 31, 2016, and $40,000 if such termination occurs after October 31, 2016, and the line of credit is not replaced by a facility from another division of SVB;

•	Modify the borrowing base definition to include up to 25% of eligible foreign accounts;

•	Provide for payment of an anniversary fee of $17,500 on October 31, 2016; and

•	Extend the maturity date of the line of credit to October 31, 2017.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on November 6, 2015. At the annual meeting, there were 18,394,125 shares of the Registrant’s common stock entitled to vote, and 16,769,575 (91%) were represented at the annual meeting in person and by proxy. The following summarizes vote results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1. Proposal to elect five members of the Registrant’s Board of Directors.

Director	For	Withheld
John Regazzi	11,426,126	45,200
Peter Derycz	11,429,126	42,200
Merrill McPeak	11,429,126	42,200
Scott Ogilvie	11,429,126	42,200
Janice Peterson	11,427,126	44,200

2. Proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent accountants for the year ending June 30, 2016.

For	Against	Abstain
16,556,367	152,964	60,244

3. Proposal to hold a non-binding advisory vote approving the following resolution endorsing the Registrant’s executive compensation: “RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company`s proxy statement for the Annual Meeting.”

For	Against	Abstain	Broker Non-Votes
11,356,336	103,970	11,020	5,298,249

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: November 10, 2015	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer

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